UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 12/31/2015

Item 1. Reports to Stockholders.

Semiannual Report 12/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Gold & Special Minerals Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI World Index
6-Month	-17.42%	-22.17%	-3.41%
1-Year	-23.14	-27.56	-0.87
5-Year	-25.53	-26.40	7.59
10-Year	-3.19	-3.76	4.98

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -17.42% during the six-month reporting period ended December 31, 2015. The Fund produced lower returns than its benchmark, the MSCI World Index, in an environment where gold stocks underperformed the broader global equity market. The MSCI World Index returned -3.41% during the reporting period. However, the Fund achieved a higher return than the -27.89% total return produced by the Philadelphia Gold & Silver Index, which measures the performance of precious metals mining companies.

The bear market in gold stocks persisted over the second half of 2015, as investors continued to respond negatively to global economic concerns, geopolitical conflicts, and falling prices of crude oil, natural gas, and industrial metals. While gold bullion prices encountered heightened volatility in this environment, they ended the reporting period with relatively modest declines. The Fund outperformed the Philadelphia Gold & Silver Index, in part due to overweight exposure to Australian gold miners.

MARKET OVERVIEW

Several ongoing developments led to a turbulent environment for gold and other asset classes over the second half of 2015. Although the U.S. economy continued to recover and central banks in Europe and Japan had adopted aggressively accommodative monetary policies to stimulate their economies, renewed global economic concerns surfaced early in the reporting period during contentious negotiations over relief for the debt crisis in Greece. Macroeconomic worries soon intensified when China released weaker-than-expected economic data, and investor sentiment was hit particularly hard in August after Chinese authorities unexpectedly devalued the nation’s currency.

The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities. In addition, investors responded negatively to a worsening refugee crisis and civil war in Syria, heightened tensions between Saudi Arabia and Iran, and ongoing political turmoil in Ukraine.

Historically, developments such as these have been supportive of gold prices, as the precious metal traditionally had been viewed

3    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

as “insurance” against potential losses during times of crisis and instability. However, the reporting period proved to be different. Instead of flocking to gold or other hard assets as likely safe havens, investors during the reporting period were attracted mainly to high-quality investments denominated in an appreciating U.S. dollar. The U.S. dollar gained considerable value against most other currencies in 2015 due to the contrast between sustained U.S. economic growth and sluggish economic data in the rest of the world. Uncertainty over much of the reporting period regarding the timing of increases in U.S. short-term interest rates also contributed to the U.S. dollar’s rise.

Gold stocks fell more sharply over the reporting period than gold bullion prices, on average, in sympathy with weakness among other commodities producers. In addition, larger, more heavily leveraged gold mining companies struggled with narrowing profit margins, reduced cash flows, and the need to meet their debt service obligations. Many of these companies responded by attempting to reduce other costs or divest assets, effectively preventing them from expanding operations or launching new projects.

FUND PERFORMANCE

Although the Fund participated significantly in the gold mining industry’s decline, our allocation and security selection strategies helped cushion losses compared to the Philadelphia Gold & Silver Index. Early in the reporting period, we reduced the Fund’s positions in gold bullion and increased its cash reserves, helping to reduce its exposure to declining gold prices while keeping funds available for future opportunities. We also maintained broad diversification across the market’s various capitalization ranges, and the Fund achieved relatively strong results through its focus on small- and mid-cap companies with high-quality assets, strong balance sheets and robust cash flows. An emphasis on gold producers in Australia proved especially supportive of relative results as the Australian dollar has weakened against the U.S. dollar over the past several years. In addition, Australian gold miners using large amounts of diesel fuel in their operations benefited from lower energy prices. The Fund received particularly positive contributions to performance from Australia-based companies St Barbara Ltd., Regis Resources Ltd., and Northern Star Resources Ltd.

In contrast, the Fund also held some of the industry leaders that struggled with heavy debt loads over the reporting period, such as Barrick Gold Corp. Other holdings encountered company-specific complications. Canada-based Goldcorp, Inc. reported disappointing earnings stemming from production issues affecting one of its projects. In the United States, investors responded negatively to concerns surrounding Newmont Mining Corp.’s acquisition of a Colorado copper producer, and Royal Gold, Inc. was hurt by its ownership interest in a troubled base-metals mining project.

4    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STRATEGY & OUTLOOK

In our judgment, gold stocks declined more than was warranted by underlying economic and company fundamentals over the second half of 2015. Indeed, in the days after the close of the reporting period, investors began to turn to gold as a potential safe haven from falling equity markets, triggering a sharp rise in the precious metal’s price. While we recognize that short-term gains may not be sustainable over the long term, we nonetheless view gold’s early-2016 rebound in a positive light. Supply-and-demand factors appear favorable, as production cutbacks and steadily rising demand could support higher gold prices and mining profits in 2016. Still, in light of ongoing market volatility and global economic uncertainty, we have maintained a highly selective investment approach, favoring gold producers that have the financial strength required to withstand market downturns.

Shanquan Li Portfolio Manager

5    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Fresnillo plc	6.4%
Goldcorp, Inc.	6.0
Randgold Resources Ltd., ADR	5.8
Agnico Eagle Mines Ltd.	4.6
Royal Gold, Inc.	4.5
Newmont Mining Corp.	4.4
Tahoe Resources, Inc.	3.8
Newcrest Mining Ltd.	3.4
Northern Star Resources Ltd.	2.9
Eldorado Gold Corp.	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of investments.

6    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGSX)	7/19/83	-17.42%	-23.14%	-25.53%	-3.19%
Class B (OGMBX)	11/1/95	-17.78%	-23.75%	-26.13%	-3.65%
Class C (OGMCX)	11/1/95	-17.73%	-23.72%	-26.07%	-3.91%
Class I (OGMIX)	10/26/12	-17.23%	-22.79%	-30.93% *	N/A
Class R (OGMNX)	3/1/01	-17.49%	-23.31%	-25.72%	-3.48%
Class Y (OGMYX)	9/7/10	-17.32%	-22.95%	-25.35%	-21.14% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/15
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGSX)	7/19/83	-22.17%	-27.56%	-26.40%	-3.76%
Class B (OGMBX)	11/1/95	-21.89%	-27.56%	-26.40%	-3.65%
Class C (OGMCX)	11/1/95	-18.56%	-24.48%	-26.07%	-3.91%
Class I (OGMIX)	10/26/12	-17.23%	-22.79%	-30.93% *	N/A
Class R (OGMNX)	3/1/01	-17.49%	-23.31%	-25.72%	-3.48%
Class Y (OGMYX)	9/7/10	-17.32%	-22.95%	-25.35%	-21.14% *

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI World Index, an index of issuers listed on the stock exchanges of foreign countries and the United States. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark

7    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Class A	$1,000.00	$ 825.80	$ 5.53
Class B	1,000.00	822.20	9.12
Class C	1,000.00	822.70	8.98
Class I	1,000.00	827.70	3.50
Class R	1,000.00	825.10	6.68
Class Y	1,000.00	826.80	4.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.10	6.11
Class B	1,000.00	1,015.18	10.08
Class C	1,000.00	1,015.33	9.93
Class I	1,000.00	1,021.32	3.87
Class R	1,000.00	1,017.85	7.38
Class Y	1,000.00	1,020.36	4.84

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.20%
Class B	1.98
Class C	1.95
Class I	0.76
Class R	1.45
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

	Shares	Value
Common Stocks—97.6%
Materials—97.6%
Chemicals—0.1%
Highfield Resources Ltd.[1]	700,000	$ 824,794
Metals & Mining—97.5%
Acacia Mining plc	1,715,880	4,553,846
Agnico Eagle Mines Ltd.[2]	1,219,768	32,055,503
Alacer Gold Corp.[1]	1,600,000	2,856,110
Alamos Gold, Inc., Cl. A2	1,715,427	5,643,755
Argonaut Gold, Inc.[1]	3,661,600	3,149,024
Asanko Gold, Inc.[1]	3,860,000	5,662,933
B2Gold Corp.[1]	14,628,849	14,921,426
Barrick Gold Corp.[2]	2,210,000	16,309,800
Beadell Resources Ltd.	18,400,000	1,884,438
Boliden AB	160,000	2,652,890
Centamin plc	5,800,000	5,500,096
China Gold International Resources Corp. Ltd.[1]	301,400	453,069
Claude Resources, Inc.[1]	300,000	169,112
Compania de Minas Buenaventura SAA, ADR[1]	640,000	2,739,200
Continental Gold, Inc.[1]	3,327,400	3,775,398
Detour Gold Corp.[1,2]	1,680,000	17,495,700
Dominion Diamond Corp.	472,700	4,830,511
Doray Minerals Ltd.[1]	5,847,501	2,498,540
Dundee Precious Metals, Inc.[1]	1,534,100	1,419,128
Eldorado Gold Corp.[2]	6,765,800	20,094,426
Endeavour Mining Corp.[1]	697,100	3,843,950
Evolution Mining Ltd.	11,644,646	11,830,401
Fortuna Silver Mines, Inc.[1]	930,000	2,090,265
Franco-Nevada Corp.[2]	335,727	15,359,510
Freeport-McMoRan, Inc.	130,000	880,100
Fresnillo plc	4,230,000	44,273,020
Gemfields plc[1]	2,700,000	1,657,270
GoGold Resources, Inc.[1]	1,492,800	1,251,462
Gold Fields Ltd., Sponsored ADR	2,000,000	5,540,000
Gold Resource Corp.	1,350,000	2,241,000
Gold Road Resources Ltd.[1]	2,000,000	558,847
Goldcorp, Inc.[2]	3,592,500	41,529,300
Guyana Goldfields, Inc.[1]	2,996,700	6,670,403
Independence Group NL	3,220,000	5,874,646
Ivanhoe Mines Ltd., Cl. A1	8,026,600	3,538,503
Kinross Gold Corp.[1,2]	2,800,000	5,096,000
Kirkland Lake Gold, Inc.[1]	2,750,000	9,619,137
Klondex Mines Ltd.[1,3]	7,181,800	14,688,512
Koza Altin Isletmeleri AS	800,000	3,367,863
Lake Shore Gold Corp.[1]	9,176,402	7,427,600
Lundin Gold, Inc.[1]	629,400	1,728,496
MAG Silver Corp.[1]	1,010,100	7,132,093
Mandalay Resources Corp.	4,000,000	1,850,112
Metals X Ltd.	9,210,683	6,823,583
New Gold, Inc.[1,2]	3,840,000	8,908,800
Newcrest Mining Ltd.[1]	2,500,000	23,632,679

11    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Newmarket Gold, Inc.[1]	3,078,000	$ 3,003,035
Newmont Mining Corp.[2]	1,700,703	30,595,647
Nord Gold NV, GDR	117,762	317,287
Northern Star Resources Ltd.	10,100,000	20,462,748
OceanaGold Corp.	4,700,000	8,967,262
Osisko Gold Royalties Ltd.	880,000	8,693,792
Petra Diamonds Ltd.	2,696,678	3,486,710
Polymetal International plc	870,000	7,518,501
Premier Gold Mines Ltd.[1]	3,195,000	6,095,830
Pretium Resources, Inc.[1]	779,200	3,919,370
Primero Mining Corp.[1]	3,630,000	8,185,011
Randgold Resources Ltd., ADR[2]	657,120	40,695,442
Real Gold Mining Ltd.[1]	10,400,000	13,419
Regis Resources Ltd.	9,318,188	15,790,416
Richmont Mines, Inc.[1]	1,979,100	6,350,512
Roxgold, Inc.[1]	5,560,000	2,812,748
Royal Gold, Inc.[2]	850,000	30,999,500
Sandfire Resources NL	700,000	2,827,236
Saracen Mineral Holdings Ltd.[1]	14,500,000	6,474,788
SEMAFO, Inc.[1,2]	3,442,500	8,732,511
Sibanye Gold Ltd., Sponsored ADR	500,000	3,045,000
Southern Copper Corp.	100,000	2,612,000
St Andrew Goldfields Ltd.[1]	2,500,000	776,903
St Barbara Ltd.[1]	9,104,598	9,484,305
Stornoway Diamond Corp.[1]	1,500,000	780,516
Tahoe Resources, Inc.[2]	3,070,586	26,621,981
Talga Resources Ltd.[1]	208,445	46,294
Teranga Gold Corp.[1]	7,400,000	2,620,510
TMAC Resources, Inc.[1]	943,500	4,121,889
Torex Gold Resources, Inc.[1]	15,010,000	13,668,136
Trevali Mining Corp.[1]	9,051,000	3,335,990
Turquoise Hill Resources Ltd.[1]	500,000	1,270,000
Wesdome Gold Mines Ltd.[1]	2,839,700	2,606,359
Yamana Gold, Inc.[2]	3,000,000	5,580,000

		678,590,105

Total Common Stocks (Cost $874,477,866)		679,414,899

Investment Company—2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[3,4] (Cost $19,885,509)	19,885,509	19,885,509
Total Investments, at Value (Cost $894,363,375)	100 .5%	699,300,408
Net Other Assets (Liabilities)	(0 .5)	(3,450,275)

Net Assets	100 .0%	$ 695,850,133

12    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $66,423,793. See Note 6 of the accompanying Consolidated Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2015	Gross Additions	Gross Reductions	Shares December 31, 2015
Klondex Mines Ltd.	4,744,600	2,437,200	—	7,181,800
Oppenheimer Institutional Money Market Fund, Cl. E	17,532,086	176,089,941	173,736,518	19,885,509

	Value	Income
Klondex Mines Ltd.	$ 14,688,512	$ —
Oppenheimer Institutional Money Market Fund, Cl. E	19,885,509	23,639

Total	$ 34,574,021	$ 23,639

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Canada	$335,664,947	48.0%
United States	119,840,871	17.0
Australia	117,980,978	16.9
United Kingdom	50,484,136	7.2
Jersey, Channel Islands	40,695,441	5.8
South Africa	12,071,710	1.7
Russia	7,835,788	1.1
Egypt	5,500,096	0.8
Turkey	3,367,863	0.5
Peru	2,739,200	0.4
Sweden	2,652,890	0.4
China	466,488	0.2

Total	$699,300,408	100.0%

Exchange-Traded Options Written at December 31, 2015
		Exercise	Expiration	Number of	Premiums
Description		Price	Date	Contracts	Received	Value
Agnico Eagle Mines Ltd. Call	USD	35.000	1/15/16 USD	(1,000)	$104,957	$(2,000)
Agnico Eagle Mines Ltd. Call	USD	33.000	2/19/16 USD	(1,000)	112,956	(22,000)
Agnico Eagle Mines Ltd. Put	USD	24.000	2/19/16 USD	(100)	31,195	(9,100)
Agnico Eagle Mines Ltd. Call	USD	32.500	1/15/16 USD	(1,000)	146,955	(2,500)
Compania de Minas Buenaventura SAA Put	USD	6.000	3/18/16 USD	(2,000)	117,914	(380,000)
Detour Gold Corp. Call	CAD	18.000	4/15/16 CAD	(1,000)	119,030	(39,748)
Detour Gold Corp. Put	CAD	13.000	1/15/16 CAD	(2,000)	124,521	(17,345)
Detour Gold Corp. Put	CAD	14.000	1/15/16 CAD	(1,000)	98,628	(25,656)
Franco-Nevada Corp. Put	USD	40.000	4/15/16 USD	(1,000)	139,456	(152,500)
Franco-Nevada Corp. Put	USD	35.000	1/15/16 USD	(1,000)	231,953	(12,500)
Franco-Nevada Corp. Call	USD	55.000	1/15/16 USD	(2,000)	268,715	(30,000)
Freeport-McMoRan, Inc. Put	USD	12.000	2/19/16 USD	(1,000)	149,956	(520,000)
Goldcorp, Inc. Put	USD	13.000	4/15/16 USD	(1,000)	144,956	(208,000)

13    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
		Exercise	Expiration	Number of	Premiums
Description		Price	Date	Contracts	Received	Value
Goldcorp, Inc. Call	USD	17.000	4/15/16 USD	(1,000)	$112,956	$ (9,500)
Kinross Gold Corp. Put	USD	2.000	2/19/16 USD	(5,000)	104,790	(142,500)
Kinross Gold Corp. Put	USD	2.000	5/20/16 USD	(5,000)	184,788	(195,000)
Newmont Mining Corp. Call	USD	23.000	3/18/16 USD	(1,000)	108,956	(18,000)
Newmont Mining Corp. Call	USD	22.000	3/18/16 USD	(1,000)	117,006	(27,500)
Newmont Mining Corp. Call	USD	19.000	1/15/16 USD	(1,000)	101,157	(21,000)
Primero Mining Corp. Put	CAD	3.000	4/15/16 CAD	(3,000)	76,283	(70,463)
Royal Gold, Inc. Call	USD	57.500	1/15/16 USD	(1,000)	122,956	(2,500)
Royal Gold, Inc. Put	USD	45.000	1/15/16 USD	(1,000)	136,956	(895,000)
Tahoe Resources, Inc. Call	USD	10.000	3/18/16 USD	(1,000)	91,456	(45,000)
Yamana Gold, Inc. Put	USD	2.000	4/15/16 USD	(3,000)	92,873	(114,000)

Total of Exchange-Traded Options Written					$3,041,369	$ (2,961,812)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar

See accompanying Notes to Consolidated Financial Statements.

14    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES December 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $859,969,228)	$ 664,726,387
Affiliated companies (cost $34,394,147)	34,574,021

699,300,408
Cash	1,293,972
Receivables and other assets:
Investments sold	3,664,631
Shares of beneficial interest sold	2,147,329
Dividends	79,655
Other	114,310

Total assets	706,600,305
Liabilities
Options written, at value (premiums received $3,041,369)	2,961,812
Payables and other liabilities:
Investments purchased	4,006,252
Shares of beneficial interest redeemed	3,361,326
Trustees’ compensation	195,755
Distribution and service plan fees	123,193
Shareholder communications	39,164
Other	62,670

Total liabilities	10,750,172
Net Assets	$ 695,850,133

Composition of Net Assets
Paid-in capital	$ 2,448,060,013
Accumulated net investment loss	(13,042,030)
Accumulated net realized loss on investments and foreign currency transactions	(1,544,184,292)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(194,983,558)

Net Assets	$ 695,850,133

15    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $392,808,733 and 37,648,181 shares of beneficial interest outstanding)	$10.43
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.07
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,493,894 and 665,206 shares of beneficial interest outstanding)	$9.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,543,867 and 9,489,555 shares of beneficial interest outstanding)	$9.65
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $33,919,821 and 3,239,628 shares of beneficial interest outstanding)	$10.47
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $86,320,828 and 8,632,575 shares of beneficial interest outstanding)	$10.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $84,762,990 and 8,139,135 shares of beneficial interest outstanding)	$10.41

See accompanying Notes to Consolidated Financial Statements.

16    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended December 31, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $278,963)	$ 3,184,715
Affiliated companies	23,639

Total investment income	3,208,354
Expenses
Management fees	2,685,520
Distribution and service plan fees:
Class A	513,540
Class B	40,361
Class C	503,265
Class R	222,720
Transfer and shareholder servicing agent fees:
Class A	464,976
Class B	8,893
Class C	111,061
Class I	5,194
Class R	98,120
Class Y	97,628
Shareholder communications:
Class A	14,792
Class B	982
Class C	4,725
Class I	63
Class R	1,052
Custodian fees and expenses	13,311
Trustees’ compensation	12,109
Borrowing fees	5,521
Other	51,085

Total expenses	4,854,918
Less reduction to custodian expenses	(146)
Less waivers and reimbursements of expenses	(65,139)

Net expenses	4,789,633
Net Investment Loss	(1,581,279)

17    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)	$ (84,922,041)
Closing and expiration of option contracts written	3,467,803
Foreign currency transactions	54,819

Net realized loss	(81,399,419)
Net change in unrealized appreciation/depreciation on:
Investments	(50,337,411)
Translation of assets and liabilities denominated in foreign currencies	(20,440,094)
Option contracts written	994,996

Net change in unrealized appreciation/depreciation	(69,782,509)
Net Decrease in Net Assets Resulting from Operations	$ (152,763,207)

See accompanying Notes to Consolidated Financial Statements.

18    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
Operations
Net investment loss	$ (1,581,279)	$ (4,311,005)
Net realized loss	(81,399,419)	(208,545,707)
Net change in unrealized appreciation/depreciation	(69,782,509)	(291,640,847)

Net decrease in net assets resulting from operations	(152,763,207)	(504,497,559)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(11,797,660)
Class B	—	(153,192)
Class C	—	(1,950,017)
Class I	—	(1,021,743)
Class R1	—	(2,220,866)
Class Y	—	(2,776,538)

	—	(19,920,016)
Tax return of capital distribution:
Class A	—	(572,002)
Class B	—	(7,427)
Class C	—	(94,545)
Class I	—	(49,539)
Class R1	—	(107,677)
Class Y	—	(134,619)

	—	(965,809)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(20,505,505)	(63,728,715)
Class B	(2,650,249)	(7,984,968)
Class C	(9,289,861)	(16,610,979)
Class I	1,410,652	6,339,283
Class R1	1,753,116	4,147,973
Class Y	228,267	11,194,325

	(29,053,580)	(66,643,081)
Net Assets
Total decrease	(181,816,787)	(592,026,465)
Beginning of period	877,666,920	1,469,693,385

End of period (including accumulated net investment loss of $13,042,030 and $11,460,751, respectively)	$ 695,850,133	$ 877,666,920

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

19    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$ 12.63	$ 19.89	$ 16.45	$ 29.22	$ 44.89	$ 39.93
Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.04)	0.00[3]	(0.01)	(0.20)	(0.28)
Net realized and unrealized gain (loss)	(2.18)	(6.91)	3.44	(12.76)	(13.06)	10.76

Total from investment operations	(2.20)	(6.95)	3.44	(12.77)	(13.26)	10.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.29)	0.00	0.00	(0.62)	(4.52)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.78)	(1.00)
Tax return of capital distribution	0.00	(0.02)	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.31)	0.00	0.00	(2.41)	(5.52)
Net asset value, end of period	$ 10.43	$ 12.63	$ 19.89	$ 16.45	$ 29.22	$ 44.89

Total Return, at Net Asset Value[4]	(17.42)%	(34.91)%	20.91%	(43.70)%	(30.49)%	25.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 392,808	$ 499,903	$ 864,648	$ 790,790	$ 1,611,924	$ 3,140,551
Average net assets (in thousands)	$ 420,291	$ 630,815	$ 836,448	$ 1,480,784	$ 2,376,520	$ 3,277,921
Ratios to average net assets:[5]
Net investment loss	(0.33)%	(0.29)%	0.00%[6]	(0.04)%	(0.51)%	(0.61)%
Expenses excluding interest and fees from borrowings	1.21%	1.22%	1.29%	1.30%	1.22%	1.07%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.21%	1.22%	1.29%	1.30%	1.22%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.16%	1.21%	1.23%	1.20%	1.07%
Portfolio turnover rate	31%	79%	95%	41%	48%	37%

20    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2015	1.21%
Year Ended June 30, 2015	1.22%
Year Ended June 30, 2014	1.29%
Year Ended June 28, 2013	1.30%
Year Ended June 29, 2012	1.22%
Year Ended June 30, 2011	1.07%

See accompanying Notes to Consolidated Financial Statements.

21    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$ 11.87	$ 18.58	$ 15.49	$ 27.77	$ 42.76	$ 38.26
Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.16)	(0.14)	(0.26)	(0.48)	(0.64)
Net realized and unrealized gain (loss)	(2.05)	(6.42)	3.23	(12.02)	(12.41)	10.30

Total from investment operations	(2.11)	(6.58)	3.09	(12.28)	(12.89)	9.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.12)	0.00	0.00	(0.31)	(4.16)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.78)	(1.00)
Tax return of capital distribution	0.00	(0.01)	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.13)	0.00	0.00	(2.10)	(5.16)
Net asset value, end of period	$ 9.76	$ 11.87	$ 18.58	$ 15.49	$ 27.77	$ 42.76

Total Return, at Net Asset Value[3]	(17.78)%	(35.37)%	19.87%	(44.18)%	(31.03)%	24.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 6,494	$ 11,018	$ 27,502	$ 35,001	$ 95,198	$ 171,961
Average net assets (in thousands)	$ 8,012	$ 17,215	$ 31,281	$ 78,911	$ 139,623	$ 178,499
Ratios to average net assets:[4]
Net investment loss	(1.11)%	(1.08)%	(0.81)%	(0.94)%	(1.29)%	(1.44)%
Expenses excluding interest and fees from borrowings	1.99%	1.99%	2.23%	2.21%	2.01%	1.91%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.99%	1.99%	2.23%	2.21%	2.01%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	1.93%	2.05%	2.09%	1.99%	1.91%
Portfolio turnover rate	31%	79%	95%	41%	48%	37%

22    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2015	1.99%
Year Ended June 30, 2015	1.99%
Year Ended June 30, 2014	2.23%
Year Ended June 28, 2013	2.21%
Year Ended June 29, 2012	2.01%
Year Ended June 30, 2011	1.91%

See accompanying Notes to Consolidated Financial Statements.

23    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$ 11.73	$ 18.44	$ 15.37	$ 27.52	$ 42.46	$ 38.04
Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.15)	(0.13)	(0.21)	(0.43)	(0.60)
Net realized and unrealized gain (loss)	(2.02)	(6.37)	3.20	(11.94)	(12.32)	10.26

Total from investment operations	(2.08)	(6.52)	3.07	(12.15)	(12.75)	9.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.18)	0.00	0.00	(0.40)	(4.24)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.78)	(1.00)
Tax return of capital distribution	0.00	(0.01)	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.19)	0.00	0.00	(2.19)	(5.24)
Net asset value, end of period	$ 9.65	$ 11.73	$ 18.44	$ 15.37	$ 27.52	$ 42.46

Total Return, at Net Asset Value[3]	(17.73)%	(35.35)%	19.90%	(44.11)%	(30.96)%	24.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 91,544	$ 122,325	$ 214,591	$ 198,474	$ 416,485	$ 637,676
Average net assets (in thousands)	$ 100,343	$ 157,102	$ 203,399	$ 383,403	$ 559,825	$ 620,759
Ratios to average net assets:[4]
Net investment loss	(1.09)%	(1.05)%	(0.78)%	(0.78)%	(1.16)%	(1.35)%
Expenses excluding interest and fees from borrowings	1.96%	1.98%	2.04%	1.99%	1.89%	1.81%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.96%	1.98%	2.04%	1.99%	1.89%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.92%	2.01%	1.97%	1.87%	1.81%
Portfolio turnover rate	31%	79%	95%	41%	48%	37%

24    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2015	1.96%
Year Ended June 30, 2015	1.98%
Year Ended June 30, 2014	2.04%
Year Ended June 28, 2013	1.99%
Year Ended June 29, 2012	1.89%
Year Ended June 30, 2011	1.81%

See accompanying Notes to Consolidated Financial Statements.

25    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 28, 2013[1,2]
Per Share Operating Data
Net asset value, beginning of period	$ 12.65	$ 19.96	$ 16.43	$ 35.07
Income (loss) from investment operations:
Net investment income[3]	0.01	0.02	0.08	0.33
Net realized and unrealized gain (loss)	(2.19)	(6.94)	3.45	(18.97)

Total from investment operations	(2.18)	(6.92)	3.53	(18.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.38)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.39)	0.00	0.00
Net asset value, end of period	$ 10.47	$ 12.65	$ 19.96	$ 16.43

Total Return, at Net Asset Value[4]	(17.23)%	(34.62)%	21.55%	(53.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 33,920	$ 39,359	$ 53,114	$ 24,687
Average net assets (in thousands)	$ 34,454	$ 44,106	$ 37,622	$ 4,739
Ratios to average net assets:[5]
Net investment income	0.10%	0.16%	0.46%	2.62%
Expenses excluding interest and fees from borrowings	0.77%	0.78%	0.73%	0.94%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.77%	0.78%	0.73%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.72%	0.71%	0.92%
Portfolio turnover rate	31%	79%	95%	41%

1. June 28, 2013 represents the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from October 26, 2012 (inception of offering) to June 28, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2015	0.77%
Year Ended June 30, 2015	0.78%
Year Ended June 30, 2014	0.73%
Period Ended June 28, 2013	0.94%

See accompanying Notes to Consolidated Financial Statements.

26    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class R	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$ 12.12	$ 19.11	$ 15.85	$ 28.23	$ 43.53	$ 38.88
Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.08)	(0.05)	(0.08)	(0.29)	(0.44)
Net realized and unrealized gain (loss)	(2.09)	(6.63)	3.31	(12.30)	(12.64)	10.49

Total from investment operations	(2.12)	(6.71)	3.26	(12.38)	(12.93)	10.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.27)	0.00	0.00	(0.58)	(4.40)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.78)	(1.00)
Tax return of capital distribution	0.00	(0.01)	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.28)	0.00	0.00	(2.37)	(5.40)
Net asset value, end of period	$ 10.00	$ 12.12	$ 19.11	$ 15.85	$ 28.23	$ 43.53

Total Return, at Net Asset Value[3]	(17.49)%	(35.07)%	20.57%	(43.86)%	(30.67)%	24.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 86,321	$ 102,624	$ 156,439	$ 115,079	$ 199,154	$ 263,079
Average net assets (in thousands)	$ 88,738	$ 123,329	$ 134,936	$ 191,117	$ 246,052	$ 236,220
Ratios to average net assets:[4]
Net investment loss	(0.59)%	(0.54)%	(0.29)%	(0.30)%	(0.77)%	(0.96)%
Expenses excluding interest and fees from borrowings	1.46%	1.48%	1.57%	1.75%	1.51%	1.43%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.46%	1.48%	1.57%	1.75%	1.51%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.42%	1.47%	1.52%	1.49%	1.43%
Portfolio turnover rate	31%	79%	95%	41%	48%	37%

27    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2015	1.46%
Year Ended June 30, 2015	1.48%
Year Ended June 30, 2014	1.57%
Year Ended June 28, 2013	1.75%
Year Ended June 29, 2012	1.51%
Year Ended June 30, 2011	1.43%

See accompanying Notes to Consolidated Financial Statements.

28    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class Y	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Period Ended June 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$ 12.59	$ 19.85	$ 16.37	$ 29.06	$ 44.90	$ 45.55
Income (loss) from investment operations:
Net investment income (loss)[3]	0.00[4]	(0.01)	0.04	0.01	(0.10)	(0.05)
Net realized and unrealized gain (loss)	(2.18)	(6.90)	3.44	(12.70)	(13.05)	5.09

Total from investment operations	(2.18)	(6.91)	3.48	(12.69)	(13.15)	5.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.34)	0.00	0.00	(0.89)	(4.69)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(1.78)	(1.00)
Tax return of capital distribution	0.00	(0.01)	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.35)	0.00	0.00	(2.69)	(5.69)
Net asset value, end of period	$ 10.41	$ 12.59	$ 19.85	$ 16.37	$ 29.06	$ 44.90

Total Return, at Net Asset Value[5]	(17.32)%	(34.74)%	21.18%	(43.63)%	(30.34)%	10.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 84,763	$ 102,438	$ 153,399	$ 125,407	$ 605,927	$ 222,043
Average net assets (in thousands)	$ 88,251	$ 128,207	$ 141,136	$ 559,544	$ 568,371	$ 89,984
Ratios to average net assets:[6]
Net investment income (loss)	(0.09)%	(0.04)%	0.24%	0.05%	(0.27)%	(0.13)%
Expenses excluding interest and fees from borrowings	0.96%	0.98%	1.01%	1.19%	1.06%	0.66%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.96%	0.98%	1.01%	1.19%	1.06%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.92%	0.97%	1.08%	1.03%	0.66%
Portfolio turnover rate	31%	79%	95%	41%	48%	37%

29    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. June 28, 2013 June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from September 7, 2010 (inception of offering) to June 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2015	0.96%
Year Ended June 30, 2015	0.98%
Year Ended June 30, 2014	1.01%
Year Ended June 28, 2013	1.19%
Year Ended June 29, 2012	1.06%
Period Ended June 30, 2011	0.66%

See accompanying Notes to Consolidated Financial Statements.

30    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

31    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 16 shares with net assets of $284,656 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$284,656
Net income (loss)	$(65,970)
Net realized gain (loss)	$(9,631,212)
Net change in unrealized appreciation/depreciation	$7,278,094
* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and

32    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

2. Significant Accounting Policies (Continued)

reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum

33    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended June 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended June 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$ 1,452,798,097

At period end, it is estimated that the capital loss carryforwards would be $1,534,197,516, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

34    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$903,135,619
Federal tax cost of other investments	(3,041,369)

Total federal tax cost	$900,094,250

Gross unrealized appreciation	$50,243,873
Gross unrealized depreciation	(253,999,527)

Net unrealized depreciation	$(203,755,654)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

35    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

36    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

37    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Materials	$ 497,060,282	$ 182,341,198	$ 13,419	$ 679,414,899
Investment Company	19,885,509	—	—	19,885,509

Total Assets	$ 516,945,791	$ 182,341,198	$ 13,419	$ 699,300,408

Liabilities Table
Other Financial Instruments:
Options written, at value	$ (2,961,812)	$ —	$ —	$ (2,961,812)

Total Liabilities	$ (2,961,812)	$ —	$ —	$ (2,961,812)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other

38    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

4. Investments and Risks (Continued)

costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers,

39    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

40    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

41    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $10,286 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $882,121 and $4,591,858 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of June 30, 2015	32,000	$3,795,760
Options written	59,100	4,982,242
Options closed or expired	(30,435)	(3,467,803)
Options exercised	(22,565)	(2,268,830)

Options outstanding as of December 31, 2015	38,100	$3,041,369

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

42    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

43    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Liability Derivatives

Derivatives Not Accounted for as	Consolidated Statement of Assets and
Hedging Instruments	Liabilities Location	Value

Equity contracts	Options written, at value	$2,961,812

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

	Investment from
	unaffiliated companies	Closing and expiration
Derivatives Not Accounted for	(includes premiums on	of option contracts
as Hedging Instruments	options exercised)*	written	Total

Commodity contracts	$—	$114,958	$114,958
Equity contracts	(325,217)	3,352,845	3,027,628

Total	$(325,217)	$3,467,803	$3,142,586

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for		Option contracts
as Hedging Instruments	Investments*	written	Total

Commodity contracts	$—	$(106,958)	$(106,958)
Equity contracts	69,000	1,101,954	1,170,954

Total	$69,000	$994,996	$1,063,996

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2015		Year Ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	6,450,338	$69,246,535	14,187,238	$218,611,834
Dividends and/or distributions reinvested	—	—	947,255	11,603,875
Redeemed	(8,369,761)	(89,752,040)	(19,046,949)	(293,944,424)

Net decrease	(1,919,423)	$(20,505,505)	(3,912,456)	$(63,728,715)

Class B
Sold	35,086	$353,389	71,568	$1,056,179
Dividends and/or distributions reinvested	—	—	12,275	141,769
Redeemed	(298,279)	(3,003,638)	(635,858)	(9,182,916)

Net decrease	(263,193)	$(2,650,249)	(552,015)	$(7,984,968)

44    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended December 31, 2015		Year Ended June 30, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	883,787	$8,775,857	2,283,959	$32,564,171
Dividends and/or distributions reinvested	—	—	149,695	1,708,023
Redeemed	(1,826,274)	(18,065,718)	(3,639,226)	(50,883,173)

Net decrease	(942,487)	$(9,289,861)	(1,205,572)	$(16,610,979)

Class I
Sold	526,742	$5,691,122	1,059,289	$15,790,020
Dividends and/or distributions reinvested	—	—	87,585	1,071,165
Redeemed	(398,337)	(4,280,470)	(696,292)	(10,521,902)

Net increase	128,405	$1,410,652	450,582	$6,339,283

Class R1
Sold	2,075,635	$21,344,507	3,768,030	$54,974,017
Dividends and/or distributions reinvested	—	—	183,146	2,155,624
Redeemed	(1,907,797)	(19,591,391)	(3,673,492)	(52,981,668)

Net increase	167,838	$1,753,116	277,684	$4,147,973

Class Y
Sold	2,622,022	$27,991,045	5,479,994	$85,744,509
Dividends and/or distributions reinvested	—	—	180,752	2,203,365
Redeemed	(2,616,289)	(27,762,778)	(5,255,886)	(76,753,549)

Net increase	5,733	$228,267	404,860	$11,194,325

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the Consolidated Notes.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$222,723,159	$251,659,551

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

45    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1.0 billion	0.59
Next $2.0 billion	0.58
Next $4.0 billion	0.57
Over $10 billion	0.56

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

46    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

9. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2015	82,848

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

47    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class B	Class C
	Class A	Contingent Deferred	Contingent Deferred
	Front-End Sales	Sales Charges	Sales Charges
	Charges Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor
December 31, 2015	$7,468	$8,729	$8,799

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the reporting period, this waiver reduced the Fund’s management fee by $52,408.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $12,731 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the

48    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

11. Pending Litigation (Continued

defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

49    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISOR AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

50    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Shanquan Li, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the equity precious metals category. The Board noted that the one-year and three-year performance was below its category median although its five-year performance was equal to its category median and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load equity precious metals funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and

51    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

52    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Shanquan Li, Vice President
Arthur P. Steinmetz, President, Trustee and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

54    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0410.001.1215 February 22, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/16/2016